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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 5, 2002


                                     0-49619
                            (Commission File Number)



                       PEOPLES OHIO FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its charter)


             OHIO                                      31-1795575
    (State of incorporation)                        (I.R.S. Employer
                                                  Identification Number)

                    635 South Market Street, Troy, Ohio 45373
              (Address of Registrant's principal executive office)

                                 (937) 339-5000
                         (Registrant's telephone number)


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ITEM 5.  OTHER EVENTS.

         The purpose of this Current Report on Form 8-K is to include as an exhibit hereto a Consent of Independent Accountants relating to the Registration Statement on Form S-8 (No. 333-100886) filed with the Securities and Exchange Commission on October 31, 2002.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS

                  The following exhibit is filed herewith:

                  23.1     Consent of Independent Accountants


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Date:    November 5, 2002


                                    PEOPLES OHIO FINANCIAL CORPORATION


                                    By:/s/ Ronald B. Scott
                                       -----------------------------------------
                                         Ronald B. Scott
                                         President









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                                INDEX TO EXHIBITS


                     23.1 Consent of Independent Accountants